Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangibles

Goodwill

Below is a summary of the changes in the carrying amount of goodwill by segment for the years ended December 31, 2018 and 2017:

In millions	Pharmacy Services	Retail/LTC	Health Care Benefits	Total
Balance at December 31, 2016	$21,637	$16,612	$—	$38,249
Acquisitions	182	203	—	385
Foreign currency translation adjustments	—	(2)	—	(2)
Impairments	—	(181)	—	(181)
Balance at December 31, 2017	21,819	16,632	—	38,451
Acquisitions	1,569	735	44,484	46,788
Foreign currency translation adjustments	—	(14)	—	(14)
Divestiture of RxCrossroads subsidiary	—	(398)	—	(398)
Impairments	—	(6,149)	—	(6,149)
Balance at December 31, 2018	$23,388	$10,806	$44,484	$78,678

Cumulative goodwill impairments as of December 31, 2018 and 2017 were $6.1 billion and $181 million, respectively.

The changes in the carrying amount of goodwill during the years ended December 31, 2018 and 2017 reflect the following activity:

Aetna Acquisition
On November 28, 2018, the Company completed the Aetna Acquisition. The majority of the preliminary valuation of goodwill associated with the Aetna Acquisition was recorded in the Health Care Benefits segment. The Company also allocated a portion of such goodwill to the Retail/LTC and Pharmacy Services segments related to the fair value of identified synergies that are expected to directly benefit those segments. See Note 2 ‘‘Acquisition of Aetna’’ for further discussion regarding the Aetna Acquisition.

LTC
During 2018, the LTC reporting unit continued to experience industry wide challenges that have impacted management’s ability to grow the business at the rate that was originally estimated when the Company acquired Omnicare and when the 2017 annual goodwill impairment test was performed. These challenges include lower client retention rates, lower occupancy rates in skilled nursing facilities, the deteriorating financial health of numerous skilled nursing facility customers which resulted in a number of customer bankruptcies in 2018, and continued facility reimbursement pressures. In June 2018, LTC management submitted its initial budget for 2019 and updated the 2018 annual forecast which showed a projected deterioration in the financial results for the remainder of 2018 and in 2019, which also caused management to update its long-term forecast beyond 2019. Based on these updated projections, management determined that there were indicators that the LTC reporting unit’s goodwill may be impaired and, accordingly, management performed an interim goodwill impairment test as of June 30, 2018. The results of that interim impairment test showed that the fair value of the LTC reporting unit was lower than the carrying value, resulting in a $3.9 billion pre-tax goodwill impairment charge in the second quarter of 2018. The fair value of the LTC reporting unit was determined using a combination of a discounted cash flow method and a market multiple method. In addition to the lower financial projections, higher risk-free interest rates and lower market multiples of peer group companies contributed to the amount of the second quarter 2018 goodwill impairment charge.

During the third quarter of 2018, the Company performed its required annual impairment tests of goodwill and concluded there was no impairment of goodwill or trade names.

During the fourth quarter of 2018, the LTC reporting unit missed its forecast primarily due to operational issues and customer liquidity issues, including one significant customer bankruptcy. Additionally, LTC management submitted an updated final budget for 2019 which showed significant additional deterioration in the projected financial results for 2019 compared to the analyses performed in the second and third quarters of 2018 primarily due to continued industry and operational challenges, which also caused management to make further updates to its long-term forecast beyond 2019. The updated projections continue to reflect industry wide challenges including lower occupancy rates in skilled nursing facilities, significant deterioration in the financial health of numerous skilled nursing facility customers and continued facility reimbursement pressures. Based on these updated projections, management determined that there were indicators that the LTC reporting unit’s goodwill may be further impaired and, accordingly, an interim goodwill impairment test was performed during the fourth quarter of 2018. The results of that impairment test showed that the fair value of the LTC reporting unit was lower than the carrying value, resulting in an additional $2.2 billion goodwill impairment charge in the fourth quarter of 2018. In addition to the lower financial projections, lower market multiples of peer group companies also contributed to the amount of the fourth quarter 2018 goodwill impairment charge. The fair value of the LTC reporting unit was determined using a methodology consistent with the methodology described above for the analyses performed during the second and third quarters of 2018.

As of December 31, 2018, the remaining goodwill balance in the LTC reporting unit is approximately $431 million.

RxCrossroads
During 2017, the Company began pursuing various strategic alternatives for its RxCrossroads reporting unit. In connection with this effort, the Company performed an interim goodwill impairment test in the second quarter of 2017. The results of that impairment test showed that the fair value of the RxCrossroads reporting unit was lower than the carrying value, resulting in a $135 million pre-tax goodwill impairment charge in the second quarter of 2017.

The TCJA was enacted on December 22, 2017 and reduced the United States federal corporate income tax rate from 35% to 21% effective January 1, 2018 (see Note 10 ‘‘Income Taxes’’). As a result, the RxCrossroads deferred income tax liabilities were reduced by $47 million and an income tax benefit of $47 million was recorded in the 2017 statement of operations. The reduction in the deferred income tax liabilities increased the carrying value of the RxCrossroads reporting unit by $47 million which triggered an additional goodwill impairment charge in the RxCrossroads reporting unit of $46 million during the fourth quarter of 2017.

On January 2, 2018, the Company sold its RxCrossroads subsidiary to McKesson Corporation for $725 million, at which time the remaining goodwill of this reporting unit was removed from the consolidated balance sheet.

Intangible Assets

The following table is a summary of the Company’s intangible assets as of December 31:

In millions, except weighted average life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Life (years)
2018
Trademarks (indefinitely-lived)	$10,498	$—	$10,498	N/A
Customer contracts/relationships and covenants not to compete	26,213	(6,349)	19,864	14.8
Technology	1,060	(31)	1,029	3.0
Provider networks	4,200	(19)	4,181	20.0
Value of Business Acquired	590	(7)	583	20.0
Favorable leases and other	1,177	(808)	369	17.1
Total	$43,738	$(7,214)	$36,524	15.3

2017
Trademark (indefinitely-lived)	$6,398	$—	$6,398	N/A
Customer contracts/relationships and covenants not to compete	12,341	(5,536)	6,805	15.3
Favorable leases and other	1,190	(763)	427	16.2
Total	$19,929	$(6,299)	$13,630	15.4

Amortization expense for intangible assets totaled $1.0 billion, $817 million and $795 million for the years ended December 31, 2018, 2017 and 2016, respectively. The projected annual amortization expense for the Company’s intangible assets for the next five years is as follows:

In millions
2019	$2,563
2020	2,350
2021	2,253
2022	1,879
2023	1,844